UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

Swarmer, Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43192	93-1378503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4515 Seton Center Pkwy #330 Austin, Texas		78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 305-3513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SWMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2026, Swarmer, Inc, a Delaware corporation (the “Company”), announced that it executed a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with Taras Ihorovych Ostapchuk (“Ostapchuk”), Mykola Oleksandrovych Paliienko (“Paliienko”), Taras Ivanovych Murashko (“Murashko”) and Denys Volodymyrovych Gorovyi (together with Ostapchuk, Paliienko and Murashko, the “Indirect Sellers”), and the direct sellers party thereto from time to time pursuant to joinders to the Purchase Agreement (collectively, the “Direct Sellers” and, together with the Indirect Sellers, the “Sellers”) (the transactions contemplated by the Purchase Agreement, the “Acquisition”).

Purchase Agreement

On September 9, 2026 (the “Signing Date”), the Company entered into the Purchase Agreement pursuant to which, subject to the terms and conditions of the Purchase Agreement, the Company will purchase from the Direct Sellers all of the participatory interests in LIMITED LIABILITY COMPANY “JK LAND VEHICLES” (d/b/a Ratel Robotics), a limited liability company existing under the laws of Ukraine, identification code 45018662 (“Ratel Robotics”), which together comprise 100% of its charter capital. Capitalized terms used but not otherwise defined herein will have those meanings ascribed to such terms in the Purchase Agreement.

The Acquisition is expected to close in the fourth quarter of 2026, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement.

Consideration

Subject to the terms and conditions of the Purchase Agreement, the Company will pay consideration to the Sellers for the Acquisition of (i) an estimated $7.2 million in cash at the closing of the Acquisition (the “Closing”), subject to certain adjustments as provided in the Purchase Agreement, (ii) 1,064,942 shares of the Company’s common stock, par value $0.00001 per share (“common stock,” and such shares of common stock issued at Closing, the “Closing Stock Consideration”), to be issued to the Direct Sellers at the Closing, (iii) up to $7.2 million payable following the Closing if certain revenue and Operating Income targets are achieved for the fiscal year ending December 31, 2026 (the “Cash Earnout Consideration”) and (iv) up to 4,422,125 shares of common stock issuable to the Direct Sellers following the Closing, if certain revenue and Operating Income targets are achieved for each of the fiscal years ending December 31, 2026, 2027 and 2028 (the “Stock Earnout Consideration” and together with the Closing Stock Consideration, the “Stock Consideration”). The Stock Earnout Consideration may be earned in full, in part (pursuant to a partial payment formula based on the degree of achievement of the applicable revenue and Operating Income targets), or not at all for each applicable fiscal year as further detailed in the Purchase Agreement. The Purchase Agreement also includes a catch-up mechanism that permits the Direct Sellers, subject to specified limitations and procedures, to reallocate revenue and/or Operating Income among applicable earnout periods for purposes of determining whether, and to what extent, Earnout Consideration is payable. In addition, if the employment of Ostapchuk is terminated by Ratel Robotics at the Company’s direction without Cause, or if Ostapchuk resigns for Good Reason, the maximum Earnout Consideration for each earnout period that has not yet been finally determined will become payable in full, subject to the terms of the Purchase Agreement. All shares of common stock issued as Stock Consideration shall be subject to a customary six-month lock-up period starting on the applicable date of issuance.

In addition, the Purchase Agreement provides that, in connection with the Closing, the Company will effect an aggregate of $800,000 in cash incentive payments and grant 118,326 restricted stock units to certain employees of Ratel Robotics, and, subject to the 2026 earnout becoming payable and any applicable ratable reduction based on the finally determined 2026 earnout payout, the Company will effect up to an additional $800,000 in cash incentive payments and grant up to 118,326 restricted stock units to such employees. The restricted stock units will be granted under the Company’s 2026 Equity Incentive Plan and will be subject to the terms and conditions set forth in the Purchase Agreement and the applicable award agreements.

Pursuant to Nasdaq Listing Rule 5635(a), the issuance of the Stock Consideration (the “Stock Consideration Issuance”) is subject to the approval of the Company’s stockholders. As promptly as reasonably practicable following the Signing Date, the Company has agreed to file a proxy statement and to call and hold a meeting of its stockholders for purposes of seeking such approval.

Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties and covenants made by the Sellers, concerning the Sellers and Ratel Robotics, and by the Company, including, among others, covenants regarding the conduct of Ratel Robotics’ business during the pendency of the Acquisition, obligations to use efforts to consummate the Acquisition, obligations relating to the preparation and filing of a proxy statement and other SEC filings related thereto and convening a special meeting of the Company’s stockholders to approve the Stock Consideration Issuance, and restrictions on the Sellers and their respective affiliates engaging in certain business activities following the Closing. The Purchase Agreement also provides for mutual indemnification subject to customary limitations.

During the earnout period, the Company will also be subject to certain covenants concerning the operation of Ratel Robotics, including, without limitation, covenants relating to the calculation of the applicable earnout targets and restrictions on certain changes to Ratel Robotics’ operations, personnel and organizational structure.

Conditions to Closing

Each party’s obligation to consummate the Acquisition is also subject to the accuracy of the representations and warranties of the other parties (subject to certain customary exceptions) and the performance in all material respects of the other parties’ respective covenants under the Purchase Agreement. The respective obligations of the parties to consummate the Acquisition are also conditioned upon, among other things, (a) if required, the approval, clearance or non-objection of the Antimonopoly Committee of Ukraine with respect to the Acquisition and the restrictive covenants in the Purchase Agreement to the extent covering the territory of Ukraine, (b) the approval of the Stock Consideration Issuance by the Company’s stockholders, (c) Ratel Robotics and Ostapchuk having executed an employment agreement in a form contemplated by the Purchase Agreement and (d) the absence of any order or law making the consummation of the transactions illegal or any pending action seeking to restrain, prohibit or delay the transactions.

The obligations of the Sellers to consummate the Acquisition are also conditioned upon (a) the shares of common stock issuable as Stock Consideration having been approved for listing on Nasdaq, subject to official notice of issuance, and (b) the absence of a material adverse effect with respect to the Company. Additionally, the Company’s obligation to consummate the Acquisition is further conditioned upon (a) completion of the restructuring pursuant to which the Direct Sellers will acquire the participatory interests and become parties to the Purchase Agreement and (b) Ratel Robotics having not suffered a material adverse effect.

Termination

The Purchase Agreement allows the parties to terminate the Purchase Agreement if certain customary conditions described in the Purchase Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Acquisition is not consummated by January 7, 2027.

If the Purchase Agreement is validly terminated, none of the parties to the Purchase Agreement will have any liability or further obligation under the Purchase Agreement, except for specified provisions, including confidentiality, public announcements and certain general provisions, and liability for Fraud or willful breach.

Lock-up Agreement

Pursuant to the Purchase Agreement, the Direct Sellers will enter into a lock-up agreement (the “Lock-Up Agreement”) with the Company at the Closing. Pursuant to the Lock-Up Agreement, the Direct Sellers will agree, among other things, to be subject to a lock-up period with respect to any shares of common stock issued to the Direct Sellers under the Purchase Agreement, which will last for a period of six months after the issuance of such shares, subject to certain limited customary exceptions.

The form of the Lock-up Agreement is attached to the Purchase Agreement as Exhibit A.

Registration Rights Agreement

Pursuant to the Purchase Agreement, the Company has agreed to enter into a Registration Rights Agreement with the Direct Sellers at the Closing (the “Registration Rights Agreement”) relating to the registration for resale of the shares of common stock issued as Stock Consideration (the “Registrable Securities”). Under the Registration Rights Agreement, when the Company becomes eligible to file a registration statement on Form S-3, the Company will agree to file a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the resale of the Registrable Securities and to use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.

The form of the Registration Rights Agreement is attached to the Purchase Agreement as Exhibit C.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.

The Purchase Agreement is filed with this Report to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Ratel Robotics or any other party thereto. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Ratel Robotics or any other party to the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 above with respect to the shares of common stock to be issued as Stock Consideration is hereby incorporated by reference into this Item 3.02. The shares of common stock issuable pursuant to the Purchase Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act, Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. Under the Purchase Agreement, each Seller has represented that such seller is either an “accredited investor” as defined in Rule 501(a) under Regulation D or a non-U.S. person acquiring the securities in an offshore transaction in accordance with Regulation S, and that each is acquiring such equity for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Each Seller also represented that such Seller had received and reviewed the information it deemed necessary to make an investment decision and had an opportunity to ask questions and obtain additional information regarding the Company.

Item 7.01 Regulation FD Disclosure.

Press Release

On September 10, 2026, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Note Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws, including statements concerning the proposed acquisition of Ratel Robotics; the anticipated timing, terms, consideration and completion of the Acquisition; the satisfaction of closing conditions; and the achievement of performance or delivery milestones. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and similar expressions.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. These risks include the possibility that the Acquisition may be delayed, modified or terminated; closing conditions may not be satisfied; required approvals may not be obtained; performance or delivery milestones may not be achieved; projected revenue, production or demand may not materialize; integration may require more time or expense than anticipated; expected benefits may not be realized; key personnel, customers or suppliers may not be retained; and the Company may assume unforeseen liabilities. Additional risks include cybersecurity, safety, testing, validation and field-performance risks; reliance on government customers and procurement processes; operations in active conflict zones, including Ukraine; geopolitical developments; sanctions, export-control and defense-trade-control requirements; supply-chain constraints; competition; and other risks described in the Company’s filings with the SEC.

Forward-looking statements speak only as of the date of this Report. The Company undertakes no obligation to update or revise any forward-looking statement, whether because of new information, future events or otherwise, except as required by applicable law. Additional risks and uncertainties are described in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Company’s registration statement and other filings filed with or furnished to the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Participatory Interests Purchase Agreement, dated September 9, 2026, by and among Swarmer, Inc, Taras Ihorovych Ostapchuk, Mykola Oleksandrovych Paliienko, Taras Ivanovych Murashko, Denys Volodymyrovych Gorovyi and the Direct Sellers party thereto from time to time

99.1	Press Release issued by the Company on September 10, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swarmer, Inc

Date: September 10, 2026	By:	/s/ Alexander Fink
Alexander Fink
Chief Executive Officer (U.S.) and President